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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2004

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2005, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2005-BC1)

                                   CWABS, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                      333-118926                 95-4596514
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
of Incorporation)                     File Number)           Identification No.)



4500 Park Granada
Calabasas, California                                               91302
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(Address of Principal                                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (818) 225-3237


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 9.01         Financial Statements and Exhibits.
                  ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of March 1, 2005, among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as seller, Park Monaco Inc., as seller, Park Sienna LLC, as seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York as trustee.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        CWABS, INC.


                                        By: /s/ Ruben Avilez
                                           -------------------------------
                                        Name:  Ruben Avilez
                                        Title: Vice President



Dated: April 14, 2005



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                                  EXHIBIT INDEX


Exhibit           Item 601 (a) of         Sequentially                      Page
Number            Regulation S-K          Numbered                          ----
------            Exhibit No.             Description
                  -----------             -----------
1                 4                       Pooling and Servicing Agreement   6



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